UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2021 (June 24, 2021)

Synchronoss Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52049	06-1594540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crossing Boulevard,
Bridgewater, New Jersey	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 par value	SNCR	The Nasdaq Stock Market, LLC

Item 1.01. Entry into a Material Definitive Agreement.

Offering of Common Stock

On June 29, 2021, Synchronoss Technologies, Inc., a Delaware corporation (the “Company” or “Synchronoss”) closed its underwritten public offering of common stock, par value $0.0001 per share (“Common Stock”). The offering was conducted pursuant to an underwriting agreement (the “Underwriting Agreement”) dated June 24, 2021, by and among the Company and B. Riley Securities, Inc., as representative of the several underwriters (the “Underwriters”) for gross proceeds of $110.0 million. At the closing, the Company issued 42,307,692 shares of Common Stock, inclusive of 3,846,154 shares of Common Stock issued pursuant to the full exercise of the Underwriters’ option to purchase additional shares of Common Stock. The Underwriting Agreement contains customary representations, warranties and covenants of the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933 (the “Securities Act”), other obligations of the parties and termination provisions.

The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Offering of Senior Notes

On June 30, 2021, the Company closed its underwritten public offering of $120 million aggregate principal amount of 8.375% senior notes due 2026 (the “Senior Notes”). The offering was conducted pursuant to an underwriting agreement (the “Notes Underwriting Agreement”) dated June 25, 2021, by and among the Company and B. Riley Securities, Inc., as representative of the several underwriters (the “Notes Underwriters”). At the closing, the Company issued $125 million aggregate principal amount of Senior Notes, inclusive of $5 million aggregate principal amount of Senior Notes issued pursuant to the full exercise of the Notes Underwriters’ option to purchase additional Senior Notes.

The Notes Underwriting Agreement contains customary representations, warranties and covenants of the Company, customary conditions to closing, indemnification obligations of the Company and the Notes Underwriters, including for liabilities under the Securities Act, other obligations of the parties and termination provisions.

The foregoing description of the material terms of the Notes Underwriting Agreement is qualified in its entirety by reference to the full text of the Notes Underwriting Agreement, a copy of which is attached as Exhibit 1.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 30, 2021, the Company entered into an indenture (the “Base Indenture”) and a supplemental indenture (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) with The Bank of New York Mellon Trust Company National Association, as trustee (the “Trustee”), among the Company and the Trustee. The Indenture establishes the form and provides for the issuance of the Senior Notes.

The Senior Notes are senior unsecured obligations of the Company and rank equally in right of payment with all of the Company’s existing and future senior unsecured and unsubordinated indebtedness. The Senior Notes are effectively subordinated in right of payment to all of the Company’s existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to all existing and future indebtedness of the Company’s subsidiaries, including trade payables. The Senior Notes bear interest at the rate of 8.375% per annum. Interest on the Senior Notes is payable quarterly in arrears on January 31, April 30, July 31 and October 31 of each year, commencing on July 31, 2021. The Senior Notes will mature June 30, 2026, unless redeemed prior to maturity.

The Company may, at its option, at any time and from time to time, redeem the Senior Notes for cash in whole or in part (i) on or after June 30, 2022 and prior to June 30, 2023, at a price equal to $25.75 per Senior Note, plus accrued and unpaid interest to, but excluding, the date of redemption, (ii) on or after June 30, 2023 and prior to June 30, 2024, at a price equal to $25.50 per Senior Note, plus accrued and unpaid interest to, but excluding, the date of redemption (iii) on or after June 30, 2024 and prior to June 30, 2025, at a price equal to $25.25 per Senior Note, plus accrued and unpaid interest to, but excluding, the date of redemption, and (iv) on or after June 30, 2025 and prior to maturity, at a price equal to 100% of their principal amount, plus accrued and unpaid interest to, but excluding, the date of redemption. On and after any redemption date, interest will cease to accrue on the redeemed Senior Notes.

The Indenture contains customary events of default and cure provisions. If an uncured default occurs and is continuing, the Trustee or the holders of at least 25% of the principal amount of the Senior Notes may declare the entire amount of the Senior Notes, together with accrued and unpaid interest, if any, to be immediately due and payable. In the case of an event of default involving the Company’s bankruptcy, insolvency or reorganization, the principal of, and accrued and unpaid interest on, the principal amount of the Senior Notes, together with accrued and unpaid interest, if any, will automatically, and without any declaration or other action on the part of the Trustee or the holders of the Senior Notes, become due and payable.

The foregoing description of the Indenture, and the Senior Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture and the First Supplemental Indenture, copies of which are attached as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and the form of Senior Note, which is attached as an exhibit to the First Supplemental Indenture.

A copy of the opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP relating to the validity of the issuance and sale of the shares of Common Stock and the issuance and sale of the Senior Notes is attached as Exhibit 5.1A and Exhibit 5.1B to this Current Report on Form 8-K and each is incorporated herein by reference. A copy of the opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to the enforceability of the Senior Notes, the Base Indenture and the First Supplemental Indenture is attached as Exhibit 5.1C to this Current Report on Form 8-K and each is incorporated herein by reference.

Private Placement of Series B Preferred Stock

On June 30, 2021, the Company closed a private placement of 75,000 shares of its Series B Perpetual Non-Convertible Preferred Stock, par value $0.0001 per share, with an initial liquidation preference of $1,000 per share (the “Series B Preferred Stock”), for an aggregate purchase price of $75.0 million (the “Series B Transaction”). The sale of the Series B Preferred Stock was pursuant to the Series B Preferred Stock Purchase Agreement, dated as of June 24, 2021 (the “Series B Purchase Agreement”), between Synchronoss and B. Riley Principal Investments, LLC (“BRPI”).

The Series B Purchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference, and the foregoing summary of the Series B Purchase Agreement is qualified in its entirety by reference to Exhibit 2.1.

In connection with the closing the of the Series B Transaction, Synchronoss (i) filed a Certificate of Designation with the State of Delaware setting forth the rights, preferences, privileges, qualifications, restrictions and limitations on the Series B Preferred Stock (the “Series B Certificate”) and (ii) entered into an Investor Rights Agreement with B. Riley Financial, Inc. (“B. Riley Financial”) and BRPI setting forth certain governance and registration rights of B. Riley Financial with respect to Synchronoss.

The rights, preferences, privileges, qualifications, restrictions and limitations of the shares of Series B Preferred Stock are set forth in the Series B Certificate. Under the Series B Certificate, the holders of the Series B Preferred Stock are entitled to receive, on each share of Series B Preferred Stock on a quarterly basis, an amount equal to the dividend rate, as described in the following sentence, divided by four and multiplied by the then-applicable Liquidation Preference (as defined in the Series B Certificate) per share of Series B Preferred Stock (collectively, the “Preferred Dividends”). The dividend rate is (1) 9.5% per annum for the period commencing on June 30, 2021 and ending on and including December 31, 2021, (2) 13% per annum for the year commencing on January 1, 2022 and ending on and including December 31, 2022; and (3) 14% per annum for the year commencing on January 1, 2023 and thereafter. The Preferred Dividends will be due in cash on January 1, April 1, July 1 and October 1 of each year (each, a “Series B Dividend Payment Date”). In the event Synchronoss does not declare and pay a dividend in cash on any Series B Dividend Payment Date, the unpaid amount of the Preferred Dividend will be added to the Liquidation Preference.

On and after the fifth anniversary of the date of issuance, holders of shares of Series B Preferred Stock will have the right to cause Synchronoss to redeem each share of Series B Preferred Stock for cash in an amount equal to the sum of the current liquidation preference and any accrued dividends. Each share of Series B Preferred Stock will also be redeemable at the option of the holder upon the occurrence of a “Fundamental Change” (as that term is defined in the Series B Certificate) at (i) par in the case of a payment in cash or (ii) 1.5 times par in the case of payment in shares of Common Stock (such shares being, “Registrable Securities”), subject to certain limitations on the amount of stock that could be issued to the holders of Series B Stock. In addition, the Company will be permitted to redeem outstanding shares of the Series B Preferred Stock at any time for the sum of the then-applicable Liquidation Preference and the accrued but unpaid dividends. Pursuant to the Series B Certificate, Synchronoss will be required to use (i) the first proceeds $50.0 million of proceeds from certain transactions received by the Company to redeem for cash, shares of Series B Preferred Stock, on a pro rata basis among each holder of Series B Preferred Stock and (ii) the next $25.0 million of proceeds from certain transactions received by the Company may be used by the Company to buy back shares of Common Stock, and to the extent, not used for such purpose by the Company, to redeem, for cash, shares of Series B Preferred Stock, on a pro rata basis among each holder of Series B Preferred Stock.

Synchronoss shall be required to obtain the prior written consent of the Holders holding at least a majority of the outstanding shares of Series B Preferred Stock before to taking certain actions, including: (i) certain dividends, repayments and redemptions; (ii) any amendment to Synchronoss’ certificate of incorporation that adversely effects the rights, preferences, privileges or voting powers of the Series B Preferred Stock; and (iii) issuances of stock ranking senior or equivalent to shares of Series B Preferred Stock (including additional shares of Series B Preferred Stock) in the priority of payment of dividends or in the distribution of assets upon any liquidation, dissolution or winding up of Synchronoss. Other than with respect to the foregoing consent rights, the Series B Preferred Stock is non-voting stock.

The Series B Certificate is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference, and the foregoing summary of the Series B Certificate is qualified in its entirety by reference to Exhibit 3.1.

Investor Rights Agreement

On June 30, 2021, Synchronoss, B. Riley Financial and BRPI entered an Investor Rights Agreement (the “Investor Rights Agreement”). Pursuant to the Investor Rights Agreement, for so long as affiliates of B. Riley Financial beneficially own at least 10% of the outstanding shares of Common Stock (unless such equity threshold percentage is not met due to dilution from equity issuances), B. Riley Financial is entitled to nominate one Class II director (the “B. Riley Nominee”) to the Company’s board of directors (the “Board”), who shall be an employee of B. Riley Financial or its affiliates and is approved by the Board, such approval not to be unreasonably withheld. For so long as affiliates of B. Riley Financial beneficially own 5% or more but less than 10% of the outstanding shares of Common Stock (unless such equity threshold percentage is not met due to dilution from equity issuances), B. Riley Financial is entitled to certain board observer rights.

In addition, in the event that Synchronoss issues Registrable Securities to the holders of Series B Preferred Stock, such holders will have certain demand and piggy-back registration rights with respect to such Registrable Securities.

The form of the Investor Rights Agreement is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference, and the foregoing summary of the Investor Rights Agreement is qualified in its entirety by reference to Exhibit 4.3.

Redemption of Series A Preferred Stock

The net proceeds from the Common Stock offering, Senior Note offering and the Series B Transaction was used in part to fully redeem all outstanding shares of Synchronoss’ Series A Convertible Participating Perpetual Preferred Stock (“Series A Preferred Stock”) on June 30, 2021 (the “Redemption”).

Item 1.02.	Termination of a Material Definitive Agreement.

On June 29, 2021, the Company used a portion of the net proceeds from the Common Stock offering, Senior Note offering and the Series B Transaction to repay all of the outstanding borrowings under the Credit Agreement dated as of October 4, 2019 among Synchronoss as the Borrower, the Lenders Party thereto, and Citizens Bank, N.A., as Administrative Agent Citizens Bank, N.A as Sole Lead Arranger and Sole Bookrunner (the “Credit Agreement”). Following such repayment, the Synchronoss obligations under the Credit Agreement have been terminated.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Senior Notes and Indenture set forth in Item 1.01 of this Current Report is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information regarding the Series B Preferred Stock set forth in Item 1.01 of this Current Report is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2021, following the Redemption, Frank Baker, Robert Aquilina and Peter Berger resigned as directors of the Company. Their respective resignations were not as a result of any disagreement with Synchronoss on any matter relating to its operations, policies or practice.

In connection with these resignations, pursuant to the Company’s bylaws, the Board has decreased the number of directors to eight.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 29, 2021, Synchronoss filed the Series B Certificate with the Secretary of State of the State of Delaware authorizing the Series B Preferred Stock. The information regarding the Series B Certificate set forth in Item 1.01 of this Current Report is incorporated herein by reference.

On June 30, 2021, Synchronoss filed a Certificate of Elimination to its Restated Certificate of Incorporation (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware eliminating from the Restated Certificate of Incorporation all matters set forth in the Certificate of Designations with respect to the Series A Preferred Stock. A copy of the Certificate of Elimination is filed as Exhibit 3.2 to this Current Report and is incorporated herein by reference.

The Board approved an amendment to the Amended and Restated Bylaws of the Company, which amendment became effective on June 30, 2021 upon the closing of the Series B Offering, to provide that the holders of Series B Preferred Stock may take any exclusive action required or permitted to be taken by the stockholders holding Series B Preferred Stock pursuant to the Series B Certificate by written consent at any time. Amendment No. 2 to the Amended and Restated Bylaws of Synchronoss is filed as Exhibit 3.3 this Current Report and is incorporated herein by reference.

Item 8.01.	Other Events.

On June 24, 2021, the Company issued press releases announcing that it intended to make a public offering of its Common Stock and an offering of its Senior Notes, respectively. Copies of the press releases are attached as Exhibit 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

On June 24, 2021, the Company issued a press release announcing that it priced a public offering of its Common Stock. A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 25, 2021, the Company issued a press release announcing that it priced a public offering of its Senior Notes. A copy of the press release is attached as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 30, 2021, the Company issued a press release announcing the closing of the public offering of Common Stock, public offering of Senior Notes and the Series B Transaction. The press release is attached as Exhibit 99.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement between Synchronoss Technologies, Inc., B. Riley Securities, Inc., as representative of the several underwriters, dated June 24, 2021

1.2	Underwriting Agreement between Synchronoss Technologies, Inc., B. Riley Securities, Inc., as representative of the several underwriters, dated June 25, 2021

2.1	Series B Preferred Stock Purchase Agreement by and between Synchronoss Technologies, Inc. and B. Riley Principal Investments, LLC dated as of June 24, 2021.

3.1	Certificate of Designations of the Series B Perpetual Non-Convertible Preferred Stock

3.2	Certificate of Elimination of the Series A Convertible Participating Perpetual Preferred Stock

3.3	Amendment No. 2 to the Amended and Restated Bylaws of Synchronoss Technologies, Inc.

4.1	Base Indenture, dated as of June 30, 2021, by and between Synchronoss Technologies, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2	First Supplemental Indenture, dated as of June 30, 2021, by and between Synchronoss Technologies, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee

4.3	Investor Rights Agreement by and between Synchronoss Technologies, Inc., B. Riley Financial, Inc. and B. Riley Principal Investments, LLC dated June 30, 2021

5.1A	Opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP

5.1B	Opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP

5.1C	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP (contained in Exhibit 5.1A)

23.2	Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP (contained in Exhibit 5.1B)

23.3	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (contained in Exhibit 5.1C)

99.1	Press Release of Synchronoss Technologies, Inc., dated June 24, 2021

99.2	Press Release of Synchronoss Technologies, Inc., dated June 24, 2021

99.3	Press Release of Synchronoss Technologies, Inc., dated June 24, 2021

99.4	Press Release of Synchronoss Technologies, Inc., dated June 25, 2021

99.5	Press Release of Synchronoss Technologies, Inc., dated June 30, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2021	Synchronoss Technologies, Inc.

	By:	/s/ David Clark
Name: David Clark
Title: Chief Financial Officer